RYDEX SERIES FUNDS

                                COMMODITIES FUND

                      Supplement dated July 7, 2006 to the
           Rydex Series Funds Investor and H-Class Shares Prospectus,
                   Advisor and H-Class Shares Prospectus, and
                      A-Class and C-Class Shares Prospectus
                              Dated August 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES (THE
"PROSPECTUSES") LISTED ABOVE AND THE SUPPLEMENT TO THE PROSPECTUSES DATED APRIL 20, 2006 (THE "PREVIOUS SUPPLEMENT") AND SHOULD BE READ IN CONJUNCTION WITH THOSE PROSPECTUSES.

--------------------------------------------------------------------------------
As discussed in the Previous Supplement, on December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that limits the extent to which the Commodities Fund (the "Fund") may invest in commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income. On June 2, 2006, the Internal Revenue Service extended the compliance date to September 30, 2006 due to temporary supply and demand imbalances affecting alternative commodity-linked investments.

In response to the extension, and the Fund's ability to continue to invest without limit in commodity-linked swaps, the Fund will offer shareholders unlimited exchange privileges until September 30, 2006. In addition, despite reinstating the Fund's unlimited exchange privileges, the contractual advisory fee waiver implemented by the Advisor on April 20, 2006, and discussed in greater detail in the Previous Supplement, will remain in effect.

At such time as the Internal Revenue Service declares the Revenue Ruling effective, currently expected to be September 30, 2006, Rydex Investments, the Fund's investment adviser, intends to operate the Fund in a manner consistent with the Fund's current investment objective by investing in commodity-linked structured notes in lieu of commodity-linked swaps. At that time, the Fund will no longer offer unlimited exchange privileges, and will no longer be suitable for purchase by active investors.

UNDER THE HEADING "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES," ON PAGE 121 OF THE INVESTOR AND H-CLASS SHARES PROSPECTUS, PAGE 124 OF THE ADVISOR AND H-CLASS SHARES PROSPECTUS, AND PAGE 140 OF THE A-CLASS AND C-CLASS SHARES PROSPECTUS, THE FIRST SENTENCE OF THE FIRST PARAGRAPH AND THE SECOND PARAGRAPH, ADDED IN THE PREVIOUS SUPPLEMENT, HAVE BEEN DELETED.
--------------------------------------------------------------------------------
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



RCSJ-1